                                                             EXHIBIT NO 99.7(b)

                                [Logo] M F S(R)
                             INVESTMENR MANAGEMENT

                         We invented the mutual fund(R)

            500 BOYLSTON STREET o BOSTON o MASSACHUSETTS 02116-3741
                                 617 o 954-5000

                                                        December 30, 2004

BY HAND

State Street Bank and Trust Company
Attn: Jean Carr
Legal Division, Mutual Fund Services
2 Avenue de Lafayette, LLC# 2S
Boston, MA 02111

         Re: MFS Floating Rate High Income Fund, a series of MFS Series Trust X (the "Fund")

         In connection with your agreement to act as Custodian for the Fund, this letter serves to confirm that the Fund agrees to be bound by the provisions of the Custodian Contract dated July 2, 2001, between MFS Series Trust X and State Street Bank and Trust Company. The Fund will use the State Street Global Custody Network for assets held outside the United States.

         Please indicate your acceptance of the foregoing by executing two copies of this letter and returning one copy to the Trust.


                                            MFS SERIES TRUST X on behalf of
                                            MFS FLOATING RATE HIGH INCOME FUND

                                        /s/ James R. Bordewick, Jr.
                                            ------------------------------
                                            By:  James R. Bordewick, Jr.
                                            Its: Assistant Secretary

Accepted and agreed to:
STATE STREET BANK AND TRUST COMPANY


/s/ Joseph L. Hooley
    ----------------------------
    By: Joseph L. Hooley
    Title: Executive Vice President
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                                                         AS OF: 28 December 2004

                        EXHIBIT A TO CUSTODIAN CONTRACT

       Name of Trust                          State Street             Chase
         Portfolio                             Portfolio            Portfolio
       -------------                          ------------          ---------

I.    MFS SERIES TRUST I:
      -------------------
      Cash Reserve Fund (MCF)                         X
      Core Equity Fund (RGI)                          X
      Core Growth Fund (CGF)                          X
      Managed Sectors Fund (MMS)                                          X
      New Discovery Fund (NDF)                        X
      Research International Fund (RIF)               X
      Strategic Growth Fund (AGF)                     X
      Technology Fund (SCT)                           X
      Value Fund (EIF)                                X

      MFS SERIES TRUST II:
      --------------------
      Emerging Growth Fund (MEG)                                          X
      Large Cap Growth Fund (MCG)                                         X

      MFS SERIES TRUST III:
      ---------------------
      High Income Fund (MFH)                                              X
      High Yield Opportunities Fund (HYO)             X
      Municipal High Income Fund (MMH)               N/A                 N/A

      MFS SERIES TRUST IV:
      --------------------
      Gov't Money Mkt Fund (MMG)                      X
      Mid Cap Growth Fund (OTC)                                           X
      Money Market Fund (MMM)                         X
      Municipal Bond Fund (MMB)                      N/A                 N/A

      MFS SERIES TRUST V:
      -------------------
      International New Discovery Fund (MIO)          X
      Research Fund (MFR)                                                 X
      Total Return Fund (MTR)                                             X

      MFS SERIES TRUST VI:
      --------------------
      Global Equity Fund (MWE)                                            X
      Global Total Return Fund (MWT)                                      X
      Utilities Fund (MMU)                                                X

      MFS SERIES TRUST VII:
      ---------------------
      Capital Opportunities Fund (MVF)                                    X

      MFS SERIES TRUST VIII:
      ----------------------
      Strategic Income Fund (MSI)                                         X
      Global Growth Fund (WGF)                        X
      MFS Tax Managed Equity Fund (TME)               X

      MFS SERIES TRUST IX:
      --------------------
      Bond Fund (MFB)                                                      X
      Emerging Opportunities Fund (MCV)               X
      Inflation-Adjusted Bond Fund (IAB)              X
      Intermediate Investment Grade Bond Fund (IBF)   X
      Limited Maturity Fund (MLM)                                         X
      Municipal Limited Maturity Fund (MML)          N/A                 N/A
      Research Bond Fund (RBF)                        X
      Research Bond Fund J (RBJ)                      X

      MFS SERIES TRUST X:
      -------------------
      Aggressive Growth Allocation Fund (AGG)         X
      Conservative Allocation Fund (CON)              X
      Emerging Markets Debt Fund (EMD)                X
      Emerging Markets Equity Fund (FEM)              X
      Floating Rate High Income Fund (FRH)            X
      Gemini U.K. Fund (GKF)                          X
      Global Value Fund (GOF)                                             X
      Government Mortgage Fund (MGM)                 N/A                 N/A
      Growth Allocation Fund (GRO)                    X
      International Diversification Fund (MDI)        X
      International Growth Fund (FGF)                 X
      International Value Fund (FGI)                  X
      Moderate Allocation Fund (MOD)                  X
      New Endeavor Fund (NEF)                         X
      Strategic Value Fund (SVF)                      X

      MFS SERIES TRUST XI:
      --------------------
      Mid Cap Value Fund (MDF)                        X
      Union Standard Equity Fund (UNE)                X




      MFS MUNICIPAL SERIES TRUST:
      ---------------------------
      AL Municipal Bond Fund (MAL)                   N/A                 N/A
      AR Municipal Bond Fund (MAR)                   N/A                 N/A
      CA Municipal Bond Fund (MCA)                   N/A                 N/A
      FL Municipal Bond Fund (MFL)                   N/A                 N/A
      GA Municipal Bond Fund (MGA)                   N/A                 N/A
      MD Municipal Bond Fund (MMD)                   N/A                 N/A
      MA Municipal Bond Fund (MMA)                   N/A                 N/A
      MS Municipal Bond Fund (MMP)                   N/A                 N/A
      NY Municipal Bond Fund (MNY)                   N/A                 N/A
      NC Municipal Bond Fund (MNC)                   N/A                 N/A
      PA Municipal Bond Fund (MPA)                   N/A                 N/A
      SC Municipal Bond Fund (MSC)                   N/A                 N/A
      TN Municipal Bond Fund (MTN)                   N/A                 N/A
      VA Municipal Bond Fund (MVA)                   N/A                 N/A
      WV Municipal Bond Fund (MWV)                   N/A                 N/A
      Municipal Income Fund  (MMI)                   N/A                 N/A

      STAND-ALONE FUNDS:
      ------------------
      Government Limited Maturity Fund (MGL)         N/A                 N/A
      Government Securities Fund (MGS)               N/A                 N/A
      Growth Opportunities Fund (MGO)                                     X
      MA Investors Growth Stock Fund (MIG)                                x
      MA Investors Trust (MIT)                        X

II.   MFS CLOSED-END FUNDS
      --------------------
      Charter Income Trust (MCR)                      X
      Government Markets Income Trust (MGF)                               X
      Intermediate Income Trust (MIN)                 X
      Multimarket Income Trust (MMT)                                      X
      Municipal Income Trust (MFM)                   N/A                 N/A
      Special Value Trust (MFV)                                           X

III.  MFS INSTITUTIONAL FUNDS
      -----------------------
      MFS Institutional Trust (MFSIT):
      --------------------------------
      Inst. International Equity Fund (IE)            X
      Inst. Large Cap Growth Fund (ILC)               X
      Inst. Large Cap Value Fund (ILV)                X
      Inst. Int'l Research Equity Fund (IRE)          X

      MFS VARIABLE INSURANCE TRUST (MVI):
      -----------------------------------
      Emerging Growth Series (VEG)                                        X
      Capital Opportunities Series (VVS)                                  X
      Research Series (VFR)                                               X
      Investors Trust Series (VGI)                                        X
      Total Return Series (VTR)                                           X
      Utilities Series (VUF)                                              X
      High Income Series (VHI)                                            X
      Global Governments Series (VWG) (nka MFS
      Strategic Income Series)                                            X
      Bond Series (VFB)                                                   X
      Money Market Series (VMM)                       X
      New Discovery Series (VND)                      X
      Investors Growth Stock Series (VGS)             X
      Global Equity Series (VGE)                      X
      Mid Cap Growth Series (VMG)                     X
      Value Series (VLU)                                                  X

IV.   MFS/SUN LIFE SERIES TRUST
      -------------------------
      Bond Series (BDS)                               X
      Capital Appreciation Series (CAS)                                   X
      Capital Opportunities Series (VAL)              X
      Emerging Growth Series (EGS)                                        X
      Emerging Markets Equity Series (FCE)            X
      Global Asset Allocation Series (AAS)                                X
      Global Governments Series (WGS)                                     X
      Global Growth Series (WGO)                      X
      Global Telecommunication Series (GLS)                               X
      Global Total Return Series (WTS)                                    X
      Government Securities Series (GSS)             N/A                N/A
      High Yield Series (HYS)                                             X
      International Growth Series (FCI)               X
      International Value Series (FCG)                X
      Managed Sectors Series (MSS)                                        X
      Mass. Inv. Growth Stock Series (MIS)            X
      Mass. Investors Trust Series (CGS)                                  X
      Mid Cap Growth Series (MCS)                                         X
      Mid Cap Value Series (MVS)                      X
      Money Market Series(MKS)                        X
      New Discovery Series (NWD)                      X
      Res. Gr. and Inc. Series (RGS)                  X
      Research International Series (RSS)             X
      Research Series (RES)                                               X
      Strategic Growth Series (SGS)                   X
      Strategic Income Series (SIS)                   X
      Strategic Value Series (SVS)                    X
      Technology Series (TKS)                         X
      Total Return Series (TRS)                                           X
      Utilities Series (UTS)                                              X
      Value Series (EIS)                              X

V.    COMPASS PRODUCTS
      ----------------
      Cap. Appreciation Var. Acct. (CAVA)                                 X
      Gov't Securities Var. Acct. (GSVA)             N/A                 N/A
      Global Gov'ts Var. Acct. (WGVA)                                     X
      High Yield Variable Acct. (HYVA)                                    X
      Managed Sectors Var. Acct. (MSVA)                                   X
      Money Mkt. Variable Acct. (MMVA)                X
      Total Return Variable Acct. (TRVA)                                  X

MFS FUNDS LISTED IN THIS EXHIBIT A         STATE STREET BANK AND TRUST COMPANY

By: /s/ James R. Bordewick, Jr.            By: /s/ Joseph L. Hooley, Jr.
    -------------------------------            --------------------------------
    Name:  James R. Bordewick, Jr.              Name: Joseph L. Hooley, Jr.
    Title: Assistant Secretary and              Title: Executive Vice President
           Assistant Clerk

                                           JP MORGAN CHASE INVESTOR SERVICES CO.
                                           By:
                                               --------------------------------
                                               Name:
                                               Title: